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                                   EXHIBIT 21

                                  SUBSIDIARIES
                          Revised as of March 26, 2003

                             TYPE OF     JURISDICTION OF                          NO. OF SHARES             %
LEGAL NAME                    ENTITY      ORGANIZATION           OWNER               OR UNITS           OWNERSHIP
----------                   -------     ---------------         -----            -------------         ----------
Dean Holding Company          Corp             DE          Dean Foods Company      1,000 common           100.0%

Morningstar Receivables       Corp             DE          Dean Foods Company      79 common               79.0%
Corp.
[Receivables Financing SPV]                                Southern Foods Group,   21 common               21.0%
                                                           L.P.

Dean Capital Trust            Trust            DE          Dean Foods Company


Dean Management               Corp             DE          Dean Foods Company      100 common             100.0%
Corporation

Reeves Street, LLC             LLC             DE          Dean Foods Company      100 units              100.0%

Suiza Dairy Group             Corp             NV          Dean Foods Company      1,000 common           100.0%
Holdings, Inc.

Preferred Holdings, Inc.      Corp             DE          Dean Foods Company      1,000 common           100.0%

Suiza Dairy Group, Inc.       Corp             DE          DEAN MANAGEMENT         1,000 COMMON             100%
(formerly Suiza Dairy                                      CORPORATION
Group, L.P.)

Dairy Group Receivables        LLC             DE          Suiza Dairy Group, Inc. 100 units              100.0%
GP, LLC
[Receivables Financing SPV]

Dairy Group Receivables,       LP              DE          Suiza Dairy Group, Inc. Partnership               99%
L.P.                                                                               Interests
[Receivables Financing SPV]
                                                           Dairy Group             Partnership                1%
                                                           Receivables, GP, LLC    Interests

Dairy Group Receivables GP     LLC             DE          Dean Holding Company    100 units                100%
II, LLC
[Receivables Financing SPV]

Dairy Group Receivables        LP              DE          Dean Holding Company    Partnership             99.9%
II, L.P.                                                                           Interests
[Receivables Financing SPV]                                Dairy Group
                                                           Receivables GP II, LLC                            .1%

                             TYPE OF     JURISDICTION OF                          NO. OF SHARES             %
LEGAL NAME                    ENTITY      ORGANIZATION           OWNER               OR UNITS           OWNERSHIP
----------                   -------     ---------------         -----            -------------         ----------

Country Fresh, LLC             LLC             MI          Dean Midwest II, LLC    100 units              100.0%

White Wave, Inc.              Corp             CO          Dean Foods Company      100 common             100.0%

Dean Northeast, LLC            LLC             DE          Suiza Dairy Group, Inc. 100 units              100.0%

New England Dairies, LLC       LLC             DE          Dean Northeast, LLC     100 units              100.0%

Shenandoah's Pride, LLC        LLC             DE          Dean Northeast II, LLC  100 units              100.0%

Tuscan/Lehigh Dairies,        Corp             DE          Dean Northeast, LLC     100 common               100%
Inc.
(f/k/a Tuscan/Lehigh
Dairies, L.P.)

Dean Southeast, LLC            LLC             DE          Suiza Dairy Group, Inc. 100 units              100.0%

Broughton Foods, LLC           LLC             DE          Dean Southeast, LLC     100 units              100.0%

Country Delite Farms, LLC      LLC             DE          Dean Southeast, LLC     100 units              100.0%

Dairy Fresh, LLC               LLC             DE          Dean Southeast, LLC     100 units              100.0%

Land-O-Sun Dairies, LLC        LLC             DE          Dean Southeast, LLC     100 units              100.0%

Louis Trauth Dairy, LLC        LLC             DE          Dean Southeast, LLC     100 units              100.0%

Schenkel's All-Star Dairy,     LLC             DE          Dean Midwest II, LLC    100 units              100.0%
LLC

Schenkel's All-Star            LLC             DE          Dean Midwest II, LLC    100 units              100.0%
Delivery, LLC

Dean Southwest, LLC            LLC             DE          Suiza Dairy Group, Inc. 100 units              100.0%

Model Dairy, LLC               LLC             DE          Dean Southwest, LLC     100 units              100.0%

Robinson Dairy, LLC            LLC             DE          Dean Southwest, LLC     100 units              100.0%

SFG Management                 LLC             DE          Dean Southwest, LLC      95 units               95.0%
Limited Liability Company
                                                           Dean Management           5 units                5.0%
                                                           Corporation

Southern Foods Holdings       Trust            DE          Dean Southwest, LLC     Beneficiary            100.0%
                                                                                   Interest

                             TYPE OF     JURISDICTION OF                          NO. OF SHARES             %
LEGAL NAME                    ENTITY      ORGANIZATION           OWNER               OR UNITS           OWNERSHIP
----------                   -------     ---------------         -----            -------------         ----------

Southern Foods Group, L.P.     LP              DE          Southern Foods Holdings 99% LP Interest         99.0%

                                                           SFG Management Limited
                                                           Liability Company       1% GP Interest           1.0%

SFG Capital Corporation       Corp             DE          Southern Foods Group,   1,000 common           100.0%
                                                           L.P.

Sulphur Springs Cultured       LLC             DE          Dean Southwest, LLC     100 units              100.0%
Specialties, LLC

Morningstar Foods             Corp             DE          Dean Foods Company      100 common             100.0%
Holdings, Inc.

Morningstar Foods Inc.        Corp             DE          Morningstar Foods       1,000 common              65%
                                                           Holdings, Inc.

                                                           Preferred Holdings,     228 common                15%
                                                           Inc.

                                                           Suiza Dairy Group       307 common                20%
                                                           Holdings, Inc.

Morningstar Services Inc.     Corp             DE          Morningstar Foods Inc.  100 common             100.0%

Dean Puerto Rico Holdings,     LLC             DE          Morningstar Foods       238 common             100.0%
LLC                                                        Holdings, Inc.
(formerly Suiza Dairy
Corporation)

Old G & Co., Inc.             Corp        Puerto Rico      Dean Puerto Rico        100 common             100.0%
(formerly Garrido y                                        Holdings, LLC
Compania, Inc.)

Alta-Dena Certified Dairy,    Corp.            DE          Dean Southwest II, LLC  100 common               100%
Inc.

Berkeley Farms, Inc.          Corp.            CA          Dean Southwest II, LLC  100 common               100%

Dean SoCal, LLC                LLC             DE          Dean Southwest II, LLC  100 units              100.0%


Gandy's Dairies, Inc.         Corp             TX          Dean Southwest II, LLC  60,100 common            100%
(formerly Bell Dairy
Products, Inc. and
successor by merger to
Gandy's Dairies, Inc.)

31 Logistics, Inc.            Corp.            DE          Dean Southeast II, LLC  100 common               100%

                             TYPE OF     JURISDICTION OF                          NO. OF SHARES             %
LEGAL NAME                    ENTITY      ORGANIZATION           OWNER               OR UNITS           OWNERSHIP
----------                   -------     ---------------         -----            -------------         ----------
Barber Milk, Inc.             Corp.            DE          Dean Southeast II, LLC  100 common               100%
(formerly Barber Dairies,
Inc.)

Barber Ice Cream, LLC          LLC             DE          Mayfield Dairy Farms,   100 units                100%
                                                           Inc.

Creamland Dairies, Inc.       Corp.            NM          Dean Southwest II, LLC  49,296 common             49%

                                                           Gandy's Dairies, Inc.   51,336 common             51%

Dean Foods Company of         Corp.            DE          Dean Southwest II, LLC  100 common               100%
California, Inc.

Dean Dairy Products Company   Corp.            PA          Dean Northeast II, LLC  15,000 common            100%

Dean Foods Business           Corp.            DE          Dean Holding Company    100 common               100%
Services Company

Dean Foods Company of         Corp.            DE          Dean Midwest, LLC       100 common               100%
Indiana, Inc.

Dean Foods North Central,     Corp.            DE          Dean Midwest, LLC       200 common               100%
Inc.
(Land O'Lakes plants)

Dean Foods Regional           Corp.            DE          Dean Midwest, LLC       100 common               100%
Business Services, Inc.

Dean Milk Company, Inc.       Corp.            KY          Dean Southeast II, LLC  200 common               100%

Dean Milk Procurement         Corp.            DE          Dean Midwest, LLC       100 common               100%
Company

Dean Transportation, Inc.     Corp.           Ohio         Dean Dairy Holdings,    100 common               100%
                                                           LLC

DIPS Limited Partner II       Trust            DE          Dean Holding Company    Beneficiary              100%
(formerly DTMC, Inc.)                                                              Interest*

                                                           Wengert's Dairy, Inc.   12 (class B)
                                                           Verifine Dairy          1 (class B)
*The beneficiary interest                                  Corporation of
of the Class B                                             Sheboygan, Inc.
shareholders have not been                                 Reiter Akron, Inc.      43 (class B)
determined as of this date.                                Purity Dairies,
                                                           Incorporated            139 (class B)
                                                           Meadow Brook Dairy
                                                           Company                 12 (class B)

                             TYPE OF     JURISDICTION OF                          NO. OF SHARES             %
LEGAL NAME                    ENTITY      ORGANIZATION           OWNER               OR UNITS           OWNERSHIP
----------                   -------     ---------------         -----            -------------         ----------
                                                           T.G. Lee Foods, Inc.    20 (class B)
                                                           McArthur Dairy, Inc.    26 (class B)
                                                           Mayfield Dairy Farms,
                                                           Inc.                    202 (class B)
                                                           Creamland Dairies, Inc. 23 (class B)
                                                           Berkeley Farms, Inc.    7 (class B)
                                                           Alta-Dena Certified
                                                           Dairy, Inc.             19 (class B)
                                                           Barber Milk, Inc.       9 (class B)
                                                           Dean Specialty Foods    111 (class B)
                                                           Group, LLC
                                                           Morningstar Foods Inc.  335 (class B)
                                                           Dean Pickle &
                                                           Specialty Products Co.  110 (class B)
                                                           Dean Pickle &
                                                           Specialty Products Co.
                                                           (former Steinfeld       27 (class B)
                                                           Pickle)
                                                           Dean Pickle &
                                                           Specialty Products Co.  18 (class B)

DIPS GP II, Inc.              Corp             DE          Dean Holding Company    1,000 common             100%

Dean Specialty                 LP              DE          DIPS Limited Partner II Partnership             99.9%
Intellectual Property                                                              Interests
Services, L.P.                                             DIPS GP II, Inc.                                 0.1%

Dean Intellectual Property     LP              DE          DIPS Limited Partner II Partnership             99.9%
Services II, L.P.                                                                  Interests
                                                           DIPS GP II, Inc.                                 0.1%

DIPS Limited Partner          Trust            DE          Suiza Dairy Group       Beneficiary              100%
(formerly DIPS LP, Inc.)                                   Holdings, Inc.

DIPS GP, Inc.                 Corp             DE          Suiza Dairy Group       1,000 common             100%
                                                           Holdings, Inc.

Dean Intellectual Property     LP              DE          DIPS Limited Partner    Partnership            99.99%
Services, L.P.                                                                     Interests
                                                           DIPS GP, Inc.                                   0.01%

Elgin Blenders,               Corp             IL          Dean Specialty Foods    30,000 common            100%
Incorporated                                               Group, LLC

Pet O'Fallon, LLC              LLC             DE          Dean Midwest II, LLC    100 units                100%

Liberty Dairy Company         Corp.            MI          Dean Midwest, LLC       26,300 common            100%

McArthur Dairy, Inc.          Corp.            FL          Dean Southeast II, LLC  36,000 Class A           100%
                                                                                   700,000 Class B

                             TYPE OF     JURISDICTION OF                          NO. OF SHARES             %
LEGAL NAME                    ENTITY      ORGANIZATION           OWNER               OR UNITS           OWNERSHIP
----------                   -------     ---------------         -----            -------------         ----------
Maplehurst Farms, LLC          LLC             IN          Dean Foods Company of                             99%
                                                           Indiana, Inc.

                                                           RDPC, Inc.                                         1%

Mayfield Dairy Farms, Inc.    Corp.            DE          Dean Southeast II, LLC  100 common               100%

Meadow Brook Dairy Company    Corp.            PA          Dean Northeast II, LLC  10 Class A               100%
                                                                                   770 Class B

The Meadows Distributing      Corp.            IL          Dean Midwest, LLC       10,405 common            100%
Company

Purity Dairies,               Corp             DE          Dean Southeast II, LLC  100 common               100%
Incorporated

RDPC, Inc.                    Corp.            DE          Dean Southeast II, LLC  100 common               100%

Reiter Akron, Inc.            Corp.            OH          Dean Northeast II, LLC  1,000 common             100%

T.G. Lee Foods, Inc.          Corp.            FL          Dean Southeast II, LLC  560,000 common           100%

Verifine Dairy Products       Corp.            WI          Dean Midwest, LLC       1,996 common             100%
Corporation of Sheboygan,
Inc.

Wengert's Dairy, Inc.         Corp.            DE          Dean Northeast II, LLC  100 common               100%

Dean Specialty Foods           LLC             DE          Dean Holding Company    100 units                100%
Group, LLC

Dean Pickle and Specialty     Corp             WI          Dean Specialty Foods    10,110 Class A           100%
Products Company                                           Group, LLC              20,220 Class B

Dean Dairy Holdings, LLC       LLC             DE          Dean Holding Company    100 units                100%

Dean Midwest, LLC              LLC             DE          Dean Dairy Holdings,    100 units                100%
                                                           LLC

Dean Midwest II, LLC           LLC             DE          Suiza Dairy Group, Inc. 100 units                100%

Dean Southeast II, LLC         LLC             DE          Dean Dairy Holdings,    100 units                100%
                                                           LLC

Dean Southwest II, LLC         LLC             DE          Dean Dairy Holdings,    100 units                100%
                                                           LLC

Midwest Ice Cream Company     Corp             DE          Dean Midwest, LLC       100 common               100%

                             TYPE OF     JURISDICTION OF                          NO. OF SHARES             %
LEGAL NAME                    ENTITY      ORGANIZATION           OWNER               OR UNITS           OWNERSHIP
----------                   -------     ---------------         -----            -------------         ----------
Dean Illinois Dairies, LLC     LLC             DE          Dean Midwest, LLC       100 units                100% `

Reiter Springfield, LLC        LLC             DE          Dean Midwest, LLC       100 units                100%

Dean Northeast II, LLC         LLC             DE          Dean Dairy Holdings,    100 units                100%
                                                           LLC

Fairmont Dairy, LLC            LLC             DE          Dean Northeast II, LLC  100 units                100%

UNRESTRICTED SUBSIDIARIES

                             TYPE OF     JURISDICTION OF                          NO. OF SHARES             %
LEGAL NAME                    ENTITY      ORGANIZATION           OWNER               OR UNITS           OWNERSHIP
----------                   -------     ---------------         -----            -------------         ----------
International Milk Sales,     Corp.     DE                 Dean Southwest II, LLC  100 common               100%
Inc.

Dean International            Corp      DE                 Dean Foods Company      100 common               100.0%
Holding Company

Dean Netherlands, B.V.        Corp      The Netherlands    Dean International      200 common
                                                           Holding Company

                                                           Morningstar Foods       PS
                                                           Holdings, Inc.

Leche Celta, S.L.             Corp      Spain              Dean Netherlands B.V.   44,997                   100%

Renoldy Lda.                            Portugal           Dean Netherlands B.V.                            100%

Lacteos de Santander S.A.     Corp      Spain              Leche Celta, S.L.                                100.0%

Distribucion Lacteos          Corp      Spain              Leche Celta, S.L.                                100.0%
Ganadeva, S.A.

Abastecimientos Lacteos                 Spain              Distribucion Lacteos                             100.0%
Gallegos S.L.                                              Ganadeva, S.A.

Logistica y Gestion de                  Spain              Distribucion Lacteos                             100.0%
Lacteos, S.L.                                              Ganadeva, S.A.

Central Lechera Gallega,                Spain              Distribucion Lacteos                             100.0%
S.L.                                                       Ganadeva, S.A.

Franklin Holdings, Inc.       Corp      DE                 Dean Foods Company      1,000 common             100.0%

Dixie Holding, Inc.           Corp      NY                 Franklin Holdings, Inc.                          100.0%

Franklin Plastics, Inc.       Corp      DE                 Franklin Holdings,      1,277,148 common           88%
                                                           Inc.

                                                           Alan Bernon             87,365 common              6%

                                                           Peter Bernon            87,364 common              6%

                                                                                   [96,181 warrants
                                                                                    for common
                                                                                    @$10/share]

                             TYPE OF     JURISDICTION OF                               NO. OF SHARES             %
LEGAL NAME                    ENTITY      ORGANIZATION           OWNER                   OR UNITS            OWNERSHIP
----------                   -------     ---------------         -----                 -------------         ----------
Dean Risk Management,         Corp      DE                 Dean Foods Business          100 Class A              90.1%
Inc.                                                       Services Company

                                                           Willis Corroon
                                                           Corporation of Illinois      11 Class B               9.9%

Importadora y                 Corp      Mexico             Tenedora Dean Foods          4,999                   99.9%
Distribuidora Dean                                         International, SA de CV
Foods, S.A. de C.V.
                                                           Creamland Dairies, Inc.      1                        0.1%

Park-It Market                Corp      DE                 International Milk           800 Class A              100%
Corporation                                                Sales, Inc.                  100 Class B

Tenedora Dean Foods           Corp      Mexico             International Milk           4,999 common           99.98%
Internacional, S.A. de                                     Sales, Inc.
C.V.
                                                           Dean Holding Company         1 common                 .02%

Dean Dairy Group              Corp      DE                 International Milk           25 common                100%
International Corp.                                        Sales, Inc.

Azuis Holdings, B.V.                    The Netherlands    Dean International                                    100%
                                                           Holding Company

Kingsmil - Producao e                   Portugal           Azuis Holdings, B.V.                                  100%
Commercializacao de
Leite e Productos
Lacteos, Lda.

Centronor Produccion y                  Spain              Azuis Holdings, B.V.                                  100%
Distribucion S.L.

Hilstad - Producao e                    Portugal           Azuis Holdings, B.V.                                  100%
Commercializacao de
Leite e Productos
Lacteos, Lda.

Comerlasa S.L.                          Spain              Azuis Holdings, B.V.                                  100%

Glicman - Producao e                    Portugal           Azuis Holdings, B.V.                                  100%
Commercializacao de
Leite e Productos
Lacteos, Lda.

Agrolactur S.L.                         Spain              Glicman - Producao e                                  100%
                                                           Commercializacao de
                                                           Leite e Productos
                                                           Lacteos, Lda.

Lacteos Marterra S.L.                   Spain              Glicman - Producao e                                  100%
                                                           Commercializacao de
                                                           Leite e Productos
                                                           Lacteos, Lda.


                             TYPE OF     JURISDICTION OF                              NO. OF SHARES           %
LEGAL NAME                    ENTITY      ORGANIZATION             OWNER                OR UNITS          OWNERSHIP
----------                   -------     ---------------           -----              -------------       ---------
Glicman Espana S.L.                     Spain                  Glicman - Producao e                         100%
                                                               Commercializacao de
                                                               Leite e Productos
                                                               Lacteos, Lda.

Carnival Ice Cream, N.V.                Netherlands Antilles   Dean Holding Company                         100%

Dean Foods                   Not for    IL                     Dean Holding Company    N/A                  100%
Foundation                 Profit Corp